Restricted net assets	12 Months Ended
Dec. 31, 2016
Other Restricted Assets [Abstract]
Restricted net assets

31. Restricted Net Assets

Relevant PRC laws and regulations permit payments of dividends by the Company’s subsidiaries in China only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. In addition, the Company’s subsidiaries in China are required to make certain appropriation of net after‑tax profits or increase in net assets to the statutory surplus fund prior to payment of any dividends. In addition, registered share capital and capital reserve accounts are also restricted from withdrawal in the PRC, up to the amount of net assets held in each subsidiary. As a result of these and other restrictions under PRC laws and regulations, the Company’s subsidiaries in China are restricted in their ability to transfer their net assets to the Group in terms of cash dividends, loans or advances, with restricted portions amounting to US$100,825,000 and US$80,040,000 as at December 31, 2016 and 2015 respectively. Even though the Group currently does not require any such dividends, loans or advances from the PRC subsidiaries, for working capital and other funding purposes, the Group may in the future require additional cash resources from the Company’s subsidiaries in China due to changes in business conditions, to fund future acquisitions and development, or merely to declare and pay dividends to make distributions to shareholders.

Further, the Group has certain investments in equity investees, of which the Group’s equity in undistributed earnings amounted to US$116,953,000 and US$74,715,000 as at December 31, 2016 and 2015 respectively.